AARP Investment Program
from SCUDDER

                               SUPPLEMENT TO PROSPECTUS DATED

                                      FEBRUARY 1, 1998

                 Trusts                               AARP Mutual Funds
                 ------                               -----------------
                 AARP Cash Investment Funds           AARP High Quality Money Fund

                 AARP Income Trust                    AARP High Quality Short Term Bond Fund
                                                      AARP GNMA and U.S. Treasury Fund
                                                      AARP Bond Fund for Income

                 AARP Tax Free Income Trust           AARP High Quality Tax Free Money Fund
                                                      AARP Insured Tax Free General Bond Fund

                 AARP Growth Trust                    AARP Balanced Stock and Bond Fund
                                                      AARP Growth and Income Fund
                                                      AARP U.S. Stock Index Fund
                                                      AARP Global Growth Fund
                                                      AARP Capital Growth Fund
                                                      AARP International Growth and Income Fund
                                                      AARP Small Company Stock Fund

                 AARP Managed Investment              AARP Diversified Income with Growth Portfolio
                      Portfolios Trust                AARP Diversified Growth Portfolio


On December 22, 1997, Zurich Insurance Company ("Zurich") entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T will be combined with Zurich's businesses (including Zurich's 70% interest in Scudder Kemper Investments, Inc., the Funds' investment adviser ("Scudder Kemper")), to form a new global insurance and financial services company known as Zurich Financial Services. After the transaction is completed, by way of a dual holding company structure, current Zurich Insurance Company shareholders will own approximately 57% of the new organization, with the balance owned by B.A.T's current shareholders.

The transaction is expected to close in the third quarter of 1998. Upon consummation of the transaction, each AARP Investment Program Fund's investment management agreement with Scudder Kemper will be deemed to have been assigned and, therefore, will terminate. The board of each Fund has approved new investment management agreements with Scudder Kemper, which are substantially identical to the current investment management agreements, except for the dates of execution and termination. Each new investment management agreement is to become effective upon the termination of the current investment management agreements. The board of each Fund will seek shareholder approval of the new investment management agreements through a proxy solicitation that is currently scheduled to conclude in mid-December.

September 1, 1998